Exhibit 10.3
DEBT EXCHANGE AND JOINDER AGREEMENT
     THIS DEBT EXCHANGE AND JOINDER AGREEMENT, dated as of October 1, 2009 (this “Joinder Agreement”), by and among FIDELITY NATIONAL INFORMATION SERVICES, INC., a Georgia corporation (“FNIS”), METAVANTE HOLDINGS, LLC, a Delaware limited liability company, METAVANTE CORPORATION, a Wisconsin corporation (“Metavante Corp.”), FNIS, as purchaser of the Metavante Term Loans (as defined below) (in such capacity, the “FNIS Loan Purchaser”), each lender listed on Schedule I hereto (each, a “Joinder Lender”; and, collectively, the “Joinder Lenders”), JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent under the FNIS Credit Agreement (as defined below) (in such capacity, the “FNIS Facility Administrative Agent”), and JPMCB, as administrative agent under the Metavante Credit Agreement (as defined below) (in such capacity, the “Metavante Facility Administrative Agent”).
RECITALS:
     WHEREAS, reference is hereby made to (i) the Credit Agreement, dated as of January 18, 2007, by and among FNIS, the designated borrowers from time to time party thereto, the lenders from time to time party thereto, JPMCB, as administrative agent, swing line lender and l/c issuer, and Bank of America, N.A., as swing line lender (as amended, the “FNIS Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as defined therein) and (ii) the Credit Agreement, dated as of November 1, 2007, by and among Metavante Technologies, Inc., a Wisconsin corporation (“Metavante Holdings”), Metavante Corp., the lenders from time to time party thereto, Lehman Commercial Paper Inc. and Baird Financial Corporation, as documentation agents, Morgan Stanley Senior Funding Inc., as syndication agent and JPMCB, as administrative agent (as amended, the “Metavante Credit Agreement”);
     WHEREAS, Metavante Holdings and Metavante Corp. have advised the Joinder Lenders that FNIS intends to merge Cars Holdings, LLC, a wholly-owned subsidiary of FNIS (“FNIS Merger Sub”), with Metavante Holdings, with FNIS Merger Sub as the surviving entity (with such surviving entity to be renamed as Metavante Holdings, LLC immediately upon the effectiveness of such merger (in such capacity, the “Surviving Company”)) (the “Metavante Merger”), pursuant to the Agreement and Plan of Merger dated as of March 31, 2009 among FNIS, Metavante Holdings and FNIS Merger Sub (the “Metavante Merger Agreement”);
     WHEREAS, in connection with the Metavante Merger, FNIS and Metavante Corp. desire to restructure certain loans under the Metavante Credit Agreement as follows: (i) the FNIS Loan Purchaser shall purchase from the Joinder Lenders an aggregate principal amount of $500,000,000 of term loans outstanding under the Metavante Credit Agreement and held by the Joinder Lenders (the “Metavante Term Loans”) in exchange for the issuance to the Joinder Lenders of an identical principal amount of debt evidencing Additional Term Loans under the FNIS Credit Agreement and

(ii) concurrently with such purchase, such Metavante Term Loans so purchased shall be cancelled such that they will no longer be outstanding for all purposes of the Metavante Credit Agreement;
     WHEREAS, Metavante Holdings, Metavante Corp., the Required Lenders (as defined in the Metavante Credit Agreement) and the Metavante Facility Administrative Agent have approved amendments to the Metavante Credit Agreement pursuant to Amendment No. 1 thereto (the “Metavante Facility Amendment”) dated April 30, 2009 and effective as of the Amendment No. 1 Effective Date (as defined in the Metavante Facility Amendment) to permit, among other things, Metavante Holdings to consummate the Metavante Merger and the FNIS Loan Purchaser to purchase such Metavante Term Loans pursuant to the debt exchange contemplated hereby;
     WHEREAS, pursuant to Section 2.16 of the FNIS Credit Agreement, FNIS may request additional Term Commitments (and elect to create a new tranche of term loans in respect of such additional commitments), and may invite Eligible Assignees to become Term Lenders in respect of such commitments pursuant to a joinder agreement;
     WHEREAS, FNIS has requested that the Joinder Lenders make (or be deemed to make) Additional Term Loans under a new tranche of term loans in an aggregate principal amount of $500,000,000 pursuant to the terms of the FNIS Credit Agreement; and
     WHEREAS, pursuant to the terms below, the FNIS Loan Purchaser and the Joinder Lenders desire to exchange the Tranche C Term Loans (as defined below) made (or deemed to have been made) by the Joinder Lenders for the Metavante Term Loans.
     NOW, THEREFORE, in consideration of the premises and agreements herein contained, the parties hereto agree as follows:
     1. Tranche C Term Commitments and Debt Exchange.
     (a) Subject to the terms and conditions set forth herein, each Joinder Lender party hereto severally agrees to make (or be deemed to make), on the Additional Commitments Effective Date (as defined below), a single loan under a new tranche of term loans (each, a “Tranche C Term Loan”; and, collectively, the “Tranche C Term Loans”) in Dollars to FNIS in an amount equal to the commitment amount set forth next to such Joinder Lender’s name in Schedule I hereto under the caption “Tranche C Term Commitment” (collectively, the “Tranche C Term Commitments”) in exchange for the purchase by the FNIS Loan Purchaser of the Metavante Term Loans in the principal amounts set forth on Schedule I hereto under the caption “Purchased Metavante Term Loans” (such exchange, the “Debt Exchange”). For purposes hereof, any Lender that has a Tranche C Term Commitment or Tranche C Term Loan is referred to as a “Tranche C Term Lender” and this Joinder Agreement shall be deemed to be a “Loan Document” under the FNIS Credit Agreement.

          (b) On the Additional Commitments Effective Date and concurrently with the Debt Exchange, the Metavante Facility Administrative Agent will record the purchase by the FNIS Loan Purchaser of the Metavante Term Loans pursuant to the Debt Exchange and the concurrent cancellation of such Metavante Term Loans, in the Register (as defined in the Metavante Credit Agreement).
     2. Applicable Margin and Base Rate.
     (a) The “Applicable Margin” for each Tranche C Term Loan shall mean, as of any date of determination, the following percentages per annum:

Tranche C Term Loans
Eurocurrency Rate	Base Rate
4.25%	3.25%
     (b) The “Base Rate”, as used in the definition of “Applicable Margin” in respect of Tranche C Term Loans, shall mean, for any day a fluctuating rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the highest of (i) the Federal Funds Rate plus 1/2 of 1%, (ii) the rate of interest in effect for such day as publicly announced by JPMCB as its “prime rate” and (iii) the Eurocurrency Rate (denominated in Dollars) for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%. The “prime rate” is a rate set by JPMCB based upon various factors including JPMCB’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by JPMCB shall take effect at the opening of business on the day specified in the public announcement of such change.
     3. Principal Payments. FNIS shall repay to the FNIS Facility Administrative Agent for the ratable account of the Tranche C Term Lenders the aggregate principal amount of all Tranche C Term Loans outstanding in quarterly installments as follows (which installments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06(b)(iv)), each such payment to be made on or prior to the date specified below:

Tranche C Term Loan
Principal Amortization
Payment Date	Payment
December 31, 2009	$7,500,000
March 31, 2010	$10,000,000
June 30, 2010	$10,000,000

Tranche C Term Loan
Principal Amortization
Payment Date	Payment
September 30, 2010	$10,000,000
December 31, 2010	$10,000,000
March 31, 2011	$10,000,000
June 30, 2011	$10,000,000
September 30, 2011	$10,000,000
Term C Loan Maturity Date	$422,500,000
; provided that the final principal repayment installment of the Tranche C Term Loans shall be repaid on the Term C Loan Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Tranche C Term Loans outstanding on such date.
     4. Voluntary and Mandatory Prepayments. Scheduled installments of principal of the Tranche C Term Loans set forth above shall be reduced in connection with any optional or mandatory prepayments of the Tranche C Term Loans in accordance with Section 2.06 of the FNIS Credit Agreement.
     5. Term C Loan Maturity Date. The Tranche C Term Loans will mature and be payable in full on January 18, 2012 (the “Term C Loan Maturity Date”).
     6. New Lenders. To the extent not already a Lender under the FNIS Credit Agreement, each Joinder Lender party hereto acknowledges and agrees that upon its execution of this Joinder Agreement and the making (or the deemed making) of Tranche C Term Loans that such Joinder Lender shall become a “Lender” under, and for all purposes of, the FNIS Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof (as modified by the provisions of this Joinder Agreement), and shall perform all the obligations of and shall have all rights of a Lender thereunder (as modified by the provisions of this Joinder Agreement).
     7. Confirmations and Agreements. Each Joinder Lender party hereto (i) confirms that it has received a copy of the FNIS Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 of the FNIS Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement; (ii) agrees that it will, independently and without reliance upon the FNIS Facility Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the FNIS Credit Agreement; (iii) appoints and authorizes the FNIS Facility Administrative Agent to take such action as agent on its behalf and to exercise such powers under the FNIS Credit Agreement and the other Loan Documents as are delegated to the FNIS Facility Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the FNIS Credit Agreement are required to be performed by it as a Lender; and (v) represents and warrants that it has good and valid title to the Metavante Term Loan to be exchanged by it pursuant to this Joinder Agreement.
     8. FNIS Credit Agreement Governs. Except as set forth in this Joinder Agreement, the Tranche C Term Loans shall otherwise be subject to the provisions of the FNIS Credit Agreement and the other Loan Documents that apply to “Term Loans” thereunder.
     9. Eligible Assignee. By execution of this Joinder Agreement, each Joinder Lender party hereto represents and warrants that it is an Eligible Assignee, it being understood and agreed that any consent of FNIS or the FNIS Facility Administrative Agent as may be required by the FNIS Credit Agreement under the definition of “Eligible Assignee” shall be deemed to have been given by FNIS and the FNIS Facility Administrative Agent.
     10. Notice. For purposes of the FNIS Credit Agreement, the initial notice address of each Joinder Lender party hereto shall be as set forth below its signature below.
     11. Foreign Lenders. On or prior to the date which is ten Business Days after the Additional Commitments Effective Date, each Joinder Lender that is a Foreign Lender shall deliver to the FNIS Facility Administrative Agent such documentation that is required to be delivered by it pursuant to Section 11.16 of the FNIS Credit Agreement, duly completed and executed by such Lender.
     12. Recordation of the Tranche C Term Loans. Upon execution and delivery hereof, on the Effective Date, the FNIS Facility Administrative Agent will record the Tranche C Term Loans made by the Tranche C Term Lenders in the Register.
     13. Representations and Warranties of the Company Parties. Each of FNIS, the Surviving Company and Metavante Corp. (collectively, the “Company Parties”), with respect to itself only, hereby represents and warrants to the Lenders, the FNIS Facility Administrative Agent and the Metavante Facility Administrative Agent as follows:
     (a) Authorization; No Contravention. The execution, delivery and performance by each Company Party of this Joinder Agreement are (i) within such Company Party’s corporate or other powers, (ii) have been duly authorized by all necessary corporate, shareholder or other organizational action and (iii) do not and will not (A) contravene the terms of any of such Company Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the FNIS Credit Agreement and Section 7.1 of the Metavante

Credit Agreement), or require any payment to be made under (1) any documentation governing any Permitted Subordinated Indebtedness, (2) the FNIS Credit Agreement or the Metavante Credit Agreement, (3) any other Contractual Obligation to which such Company Party is a party or affecting such Company Party or the properties of such Company Party or any of its Subsidiaries or (4) any order, injunction, writ or decree, of or with any Governmental Authority or any arbitral award to which such Company Party or its property is subject; or (C) violate, in any material respect, any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (B)(3) to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.
     (b) Binding Effect. This Joinder Agreement has been duly executed and delivered by each Company Party. This Joinder Agreement constitutes a legal, valid and binding obligation of such Company Party, enforceable against such Company Party in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity.
     14. Conditions to Effectiveness of Joinder Agreement. This Joinder Agreement shall become effective upon the satisfaction of the following conditions (the “Additional Commitments Effective Date”):
     (a) The FNIS Facility Administrative Agent’s receipt of the following, each of which shall be originals, or electronic copies or facsimiles followed promptly by originals (unless otherwise specified):
     (i) executed counterparts of this Joinder Agreement from each Company Party and each Joinder Lender party hereto;
     (ii) a guaranty substantially in the form of Exhibit G to the FNIS Credit Agreement (either directly or via a guaranty supplement) or such other form of guaranty or guaranty supplement (the “Supplemental Guarantee”) to guarantee the Guaranteed Obligations in form and substance reasonably satisfactory to the FNIS Facility Administrative Agent and FNIS, duly executed by the Surviving Company, Metavante Corp. and each of their Subsidiaries that are Loan Parties (as defined in the Metavante Credit Agreement) as of the effective date of the Metavante Facility Amendment (and giving effect thereto);
     (iii) certificates representing any certificated Equity Interest in the Surviving Company held by FNIS, accompanied by undated stock powers executed in blank;

     (iv) a Pledge Agreement Supplement executed by FNIS, together with an updated Schedule II to the Pledge Agreement reflecting FNIS’s pledge of Equity Interests in the Surviving Company;
     (v) evidence (in form reasonably satisfactory to the FNIS Facility Administrative Agent) of the identity, authority and capacity of each Responsible Officer of each Company Party executing this Joinder Agreement or the Supplemental Guarantee on the Additional Commitments Effective Date;
     (vi) such documents and certifications as the FNIS Facility Administrative Agent may reasonably require to evidence that each Company Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in its jurisdiction of organization;
     (vii) a certificate signed by a Responsible Officer of each Company Party certifying as to the satisfaction of the conditions set forth in Section 14(g) and (h) of this Joinder Agreement;
     (viii) a certificate attesting to the Solvency of FNIS and the Restricted Subsidiaries (taken as a whole) after giving effect to the Metavante Merger, this Joinder Agreement, the Metavante Facility Amendment and each of the other transactions contemplated to occur on the Additional Commitments Effective Date from the chief financial officer, treasurer or assistant treasurer of FNIS; and
     (ix) copies (certified to be true and complete by FNIS) of any amendments to the Metavante Merger Agreement and the disclosure schedules thereto.
     (b) All conditions to the effectiveness of the Metavante Facility Amendment shall have been (or substantially concurrently) satisfied.
     (c) All fees and expenses required to be paid on or before the Additional Commitments Effective Date shall have been paid in full in cash.
     (d) The Metavante Merger Agreement and any material agreement relating thereto shall not have been altered, amended or otherwise changed or supplemented in a manner material and adverse to the Lenders or any condition therein waived in a manner material and adverse to the Lenders, in each case without the consent of the FNIS Facility Administrative Agent (which shall not be unreasonably withheld or delayed). The Metavante Merger shall have been consummated, or substantially concurrently consummated, in accordance in all material respects with the terms of the Metavante Merger Agreement.

     (e) There shall not have occurred between December 31, 2008 and the Additional Commitments Effective Date any event, occurrence, change, state of circumstances or condition which, individually or in the aggregate has had or is reasonably likely to have a “Material Adverse Effect” (as defined in the Metavante Merger Agreement and set forth for ease of reference in the annex attached hereto as Annex A) with respect to FNIS, Metavante Holdings or the Surviving Company.
     (f) The FNIS Facility Administrative Agent shall have received (i) audited consolidated financial statements of FNIS for the fiscal year ended December 31, 2008 and (ii) such financial information for periods ending after December 31, 2008 as shall be publicly available prior to the Additional Commitments Effective Date (or as may be otherwise delivered to FNIS pursuant to the Metavante Merger Agreement). The FNIS Facility Administrative Agent shall have received pro forma consolidated financial statements as to FNIS and its Subsidiaries (after giving effect to the Metavante Merger) for (x) the 12-month period ending on the last day of the fiscal quarter most recently ended at least forty-five days prior to the Additional Commitments Effective Date and (y) the fiscal year ended December 31, 2008 and any subsequent interim period, and forecasts of balance sheets, income statements and cash flow statements for (A) each fiscal quarter of 2009 and 2010 ended after the Additional Commitments Effective Date and (B) each fiscal year ending on December 31, 2009 through the fiscal year ending on December 31, 2014.
     (g) The representations and warranties of the Company Parties contained in Section 13 of this Joinder Agreement and the representations and warranties of FNIS and each other Borrower (if any) contained in Article 5 of the FNIS Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Additional Commitments Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that the only representations involving Metavante Holdings and its Subsidiaries, the making of which shall be a condition to the effectiveness of this Joinder Agreement, shall be (A) the representations and warranties made by or with respect to Metavante Holdings or its Subsidiaries in the Metavante Merger Agreement as are material to the interests of Lenders, but only to the extent that FNIS has the right to terminate its obligations under the Metavante Merger Agreement as a result of a breach of such representations and warranties in the Metavante Merger Agreement and (B) the representations and warranties set forth in Sections 5.02 (other than clause (c)(ii) thereof), 5.04, 5.12 and 5.15 of the FNIS Credit Agreement.
     (h) Subject to clause (g) above, no Default shall exist with respect to FNIS and its Subsidiaries at the time of, or after giving effect to, this Joinder Agreement, the Metavante Facility Amendment and the Metavante Merger (including, without limitation, the borrowing of Tranche C Term Loans).

     15. Amendment, Modification and Waiver. This Joinder Agreement may not be amended, modified or waived except in accordance with Section 2.16(f) or Section 11.01 of the FNIS Credit Agreement.
     16. Entire Agreement. This Joinder Agreement, the FNIS Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
     17. Governing Law.
     (a) THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS JOINDER AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS JOINDER AGREEMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS JOINDER AGREEMENT OR OTHER DOCUMENT RELATED THERETO.
     18. Waiver of Right to a Trial by Jury. EACH PARTY TO THIS JOINDER AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS JOINDER AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS JOINDER AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS JOINDER AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 18 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     19. Severability. If any provision of this Joinder Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Joinder Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     20. Counterparts. This Joinder Agreement may be executed in one ore more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Joinder Agreement shall be effective as delivery of an original executed counterpart of this Joinder Agreement. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.

     IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the day and year first above written.

Name of Lender:

By:
Name:
Title:

[For Lenders requiring a second signature:]

By:
Name:
Title:

Notice Address:

Attention:

Telephone:

Facsimile:

FIDELITY NATIONAL INFORMATION SERVICES, INC.,
as Borrower and FNIS Loan Purchaser

By:	/s/ Jason L. Couturier
Name: Jason L. Couturier
Title: Corporate Secretary and Assistant Treasurer

METAVANTE HOLDINGS, LLC

By:	/s/ Jason L. Couturier
Name: Jason L. Couturier
Title: Corporate Secretary and Assistant Treasurer

METAVANTE CORPORATION

By:	/s/ Donald W. Layden, Jr.
Name: Donald W. Layden, Jr.
Title: Senior Executive Vice President and Secretary

Consented to by:

JPMORGAN CHASE BANK, N.A.,
as FNIS Facility Administrative Agent

By:	/s/ Tina L. Ruyter
Name: Tina L. Ruyter
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as Metavante Facility Administrative Agent

By:	/s/ Tina L. Ruyter
Name: Tina L. Ruyter
Title: Vice President

SCHEDULE 1

	Tranche C Term	Purchased Metavante
Name of Joinder Lender	Commitment	Term Loans

ACA CLO 2005-1 LTD	$421,085.24	$421,085.24
ACA CLO 2006-1 LIMITED	$447,403.04	$447,403.04
ACA CLO 2006-2 LTD	$421,085.21	$421,085.21
ACA CLO 2007-1 LTD	$350,904.35	$350,904.35
AIB DEBT MANAGEMENT LTD	$8,925,690.74	$8,925,690.74
AIG SATURN CLO LTD	$597,294.34	$597,294.34
AIMCO CLO SERIES 2005-A	$952,260.09	$952,260.09
AIMCO CLO SERIES 2006-A	$1,056,579.58	$1,056,579.58
AIRLIE CLO 2006-I LTD	$599,542.62	$599,542.62
ALADDIN FLEXIBLE INVESTMENT FUND SPC SERIES 2008-2	$598,036.23	$598,036.23
AMERICAN INTERNATIONAL GROUP INCORPORATED	$2,975,230.25	$2,975,230.25
AMERICAN SAVINGS BANK FSB-HONOLULU	$3,867,799.32	$3,867,799.32
AMMC CLO III LIMITED	$598,051.33	$598,051.33
AMMC CLO IV LIMITED	$595,046.05	$595,046.05
AMMC CLO V LIMITED	$300,528.31	$300,528.31
AMMC CLO VI LIMITED	$595,046.05	$595,046.05
AMMC VII LIMITED	$595,046.05	$595,046.05
AMMC VIII LIMITED	$892,569.07	$892,569.07
APIDOS CDO I	$819,493.25	$819,493.25
APIDOS CDO II	$966,949.83	$966,949.83
APIDOS CDO III	$670,358.90	$670,358.90
APIDOS CDO IV	$892,569.07	$892,569.07
APIDOS CDO V	$818,188.32	$818,188.32
APIDOS CINCO CDO	$446,284.54	$446,284.54
APIDOS QUATTRO CDO	$669,426.81	$669,426.81
ARTUS LOAN FUND 2007-I LTD	$2,082,661.17	$2,082,661.17
Babson — Bill & Melinda Gates Foundation Trust	$1,834,090.69	$1,834,090.69
BABSON CAPITAL LOAN PARTNERS I, L.P.	$25,552.63	$25,552.63
BABSON CLO LTD 2003-1	$595,046.05	$595,046.05
BABSON CLO LTD 2004 I	$595,046.05	$595,046.05
BABSON CLO LTD 2004-II	$595,046.05	$595,046.05
BABSON CLO LTD 2005-I	$1,367,723.07	$1,367,723.07
BABSON CLO LTD 2005-II	$595,046.05	$595,046.05
BABSON CLO LTD 2005-III	$1,190,092.10	$1,190,092.10
BABSON CLO LTD 2006-1	$892,569.07	$892,569.07
BABSON CLO LTD 2006-II	$1,190,092.10	$1,190,092.10
BABSON CLO LTD 2007-I	$1,487,615.12	$1,487,615.12
BABSON CLO LTD 2008-I	$1,193,074.79	$1,193,074.79
BABSON CLO LTD 2008-II	$1,193,074.79	$1,193,074.79
BABSON LOAN OPPORTUNITY CLO LTD	$1,576,702.43	$1,576,702.43
BABSON MID-MARKET CLO LTD 2007-II	$892,569.07	$892,569.07
BAKER STREET CLO II LTD	$1,190,092.10	$1,190,092.10
BAKER STREET FUNDING CLO 2005-1 LTD	$1,190,092.10	$1,190,092.10
BANC INVESTMENT GROUP LLC	$6,010,710.77	$6,010,710.77
BANK OF THE WEST	$1,487,615.12	$1,487,615.12
BLUEMOUNTAIN CLO II LTD	$892,569.07	$892,569.07
BLUEMOUNTAIN CLO III LTD	$892,569.07	$892,569.07
BLUEMOUNTAIN CLO LTD	$1,190,092.10	$1,190,092.10
BUSHNELL LOAN FUND II SUBSIDIARY HOLDINGCOMPANY II LLC	$892,569.07	$892,569.07
CALLIDUS DEBT PARTNERS CLO FUND II LTD	$477,531.93	$477,531.93
CARLYLE CREDIT PARTNERS FINANCING I LTD	$1,131,789.61	$1,131,789.61
CARLYLE HIGH YIELD PARTNERS IX LTD	$1,429,162.37	$1,429,162.37
CARLYLE HIGH YIELD PARTNERS VI LTD	$1,146,214.97	$1,146,214.97
CARLYLE HIGH YIELD PARTNERS VII LTD	$1,116,612.93	$1,116,612.93
CARLYLE HIGH YIELD PARTNERS VIII LTD	$1,503,693.39	$1,503,693.39
CARLYLE HIGH YIELD PARTNERS X LTD	$1,116,612.93	$1,116,612.93
Cascade Investment LLC	$552,195.35	$552,195.35
CIFC FUNDING 2006-I LTD	$1,785,138.15	$1,785,138.15
CIFC FUNDING 2006-IB LTD	$1,190,092.10	$1,190,092.10
CIFC FUNDING 2007-III	$1,487,615.12	$1,487,615.12
CIT BANK	$5,950,460.50	$5,950,460.50
CM LIFE INSURANCE COMPANY	$599,680.28	$599,680.28
COA CAERUS CLO LTD	$1,652,382.62	$1,652,382.62
COA CLO FINANCING LTD	$895,574.36	$895,574.36
COLUMBUSNOVA CLO LTD 2006-II	$595,046.05	$595,046.05
COMERICA BANK	$1,487,615.12	$1,487,615.12
COMMERCE BK NA-KANSAS CITY MO	$7,438,075.62	$7,438,075.62
COMMERZBANK AG NEW YORK	$7,438,075.62	$7,438,075.62

	Tranche C Term	Purchased Metavante
Name of Joinder Lender	Commitment	Term Loans

CONFLUENT 3 LIMITED	$595,046.05	$595,046.05
CORTINA FUNDING	$595,046.05	$595,046.05
CRATOS CLO I LTD	$903,867.42	$903,867.42
DEL MAR CLO I LTD	$892,569.07	$892,569.07
DRYDEN IX - SENIOR LOAN FUND 2005 P L C	$892,569.07	$892,569.07
DRYDEN VIII - LEVERAGED LOAN CDO 2005	$1,487,615.12	$1,487,615.12
DRYDEN VII-LEVERAGED LOAN CDO 2004	$892,569.07	$892,569.07
DRYDEN XI-LEVERAGED LOAN CDO 2006	$2,082,661.17	$2,082,661.17
DRYDEN XVIII LEVERAGED LOAN 2007 LIMITED	$1,190,092.10	$1,190,092.10
DRYDEN XVI-LEVERAGED LOAN CDO 206	$1,190,092.10	$1,190,092.10
DRYDEN XXI LEVERAGED LOAN CDO LLC	$747,545.29	$747,545.29
EAGLE LOAN TRUST	$1,190,092.10	$1,190,092.10
EMPLOYERS INSURANCE COMPANY OF WAUSAU	$267,770.72	$267,770.72
ERSTE GROUP BANK AG	$5,063,111.12	$5,063,111.12
ERSTE GROUP BANK AG — LONDON	$1,474,515.05	$1,474,515.05
FIFTH THIRD BANK	$5,950,460.50	$5,950,460.50
FIRST 2004 II CLO LTD	$225,396.23	$225,396.23
FIRSTRUST BANK	$1,785,138.15	$1,785,138.15
FLEXIBLE MANAGED PORTFOLIO OF THE PRUDENTIAL SERIES FUND	$297,523.02	$297,523.02
FLOATING RATE SENIOR LOAN FUNDING I LLC	$595,046.05	$595,046.05
FLOATING RATE SENIOR LOAN FUNDING II LLC	$297,521.15	$297,521.15
FOUNDERS GROVE CLO LTD	$163,511.63	$163,511.63
FRANKLIN 4472 TEMPLETON LTD DURATION INCOME TRUST	$601,056.62	$601,056.62
FRANKLIN FLOATING RATE DAILY ACCESS FUND	$5,580,522.74	$5,580,522.74
FRANKLIN FLOATING RATE MASTER SERIES	$1,571,533.63	$1,571,533.63
FRASER SULLIVAN CLO I LTD	$2,231,422.69	$2,231,422.69
FRASER SULLIVAN CLO II LTD	$2,231,422.69	$2,231,422.69
GALAXY CLO 2003-1 LIMITED	$743,807.56	$743,807.56
GALAXY III CLO LTD	$446,284.54	$446,284.54
GALAXY IV CLO LTD	$894,817.36	$894,817.36
GALAXY V CLO LTD	$1,190,092.10	$1,190,092.10
GALAXY VI CLO LTD	$894,817.36	$894,817.36
GALAXY VII CLO LTD	$595,046.05	$595,046.05
GALAXY VIII CLO LTD	$894,817.36	$894,817.36
GALAXY X CLO LTD	$595,046.05	$595,046.05
GANNETT PEAK CLO I LTD	$604,107.66	$604,107.66
GENERAL ELECTRIC CAPITAL CORPORATION	$38,640,709.64	$38,640,709.64
GMAMGROUP PENSION TRUST I	$892,569.07	$892,569.07
GOLUB CAPITAL FUNDING CLO-8 LTD	$599,542.62	$599,542.62
GOLUB CAPITAL MANAGEMENT CLO 2007-1 LTD	$1,487,615.12	$1,487,615.12
GOLUB CAPITAL MASTER FUNDING LLC	$899,313.92	$899,313.92
GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND LTD	$1,041,330.59	$1,041,330.59
GRAND HORN CLO LTD	$206,842.20	$206,842.20
GRANT GROVE CLO LTD	$163,511.63	$163,511.63
GREEN ISLAND CBNA LOAN FUNDING LLC	$596,541.14	$596,541.14
GREYROCK CDO LTD	$86,715.26	$86,715.26
HAKONE FUND II LLC	$297,523.02	$297,523.02
HARBOURVIEW CLO 2006-1	$589,020.38	$589,020.38
HARTFORD MUTUAL FUNDS INC-TOTAL RETURN BOND FUND	$148,761.51	$148,761.51
HARTFORD SERIES FUND INC-TOTAL RETURN BOND HLS FUND	$899,281.68	$899,281.68
HARTFORD TOTAL RETURN BOND FUND, THE	$136,563.07	$136,563.07
HARTFORD ZWD -WALT DISNEY COMPANY RETIREMENT PLAN MASTER TRUST	$73,818.68	$73,818.68
HILLMARK FUNDING LTD	$1,492,876.33	$1,492,876.33
HIMCO STATE BOARD OF ADMINISTRATION OF FLORIDA	$523,329.51	$523,329.51
HOLLY INVESTMENT CORPORATION	$575,465.04	$575,465.04
ING CAPITAL LLC	$7,456,717.42	$7,456,717.42
ING INVESTMENT MANAGEMENT CLO I LTD	$670,550.97	$670,550.97
ING INVESTMENT MANAGEMENT CLO II LTD	$897,837.83	$897,837.83
ING INVESTMENT MANAGEMENT CLO III LTD	$1,042,076.25	$1,042,076.25
ING INVESTMENT MANAGEMENT CLO IV LTD	$747,193.26	$747,193.26
ING INVESTMENT MANAGEMENT CLO V LTD	$1,488,733.63	$1,488,733.63
JFIN CLO 2007 LTD	$892,569.07	$892,569.07
JPMORGAN CHASE BANK	$116,021,815.02	$116,021,815.02
LANDESBANK BADEN WURTTEMBERG-NEW YORK	$7,438,075.62	$7,438,075.62
LANDMARK III CDO LTD	$299,018.12	$299,018.12
LANDMARK IV CDO LIMITED	$526,642.84	$526,642.84
LANDMARK IX CDO LTD	$720,629.92	$720,629.92
LANDMARK V CDO LIMITED	$537,108.48	$537,108.48
LANDMARK VI CDO LIMITED	$675,777.19	$675,777.19
LANDMARK VII CDO LTD	$378,257.92	$378,257.92
LANDMARK VIII CLO LTD	$433,576.26	$433,576.26

	Tranche C Term	Purchased Metavante
Name of Joinder Lender	Commitment	Term Loans

LEHMAN COMMERCIAL PAPER INCORPORATED	$4,191,906.21	$4,191,906.21
LFSIGXG LLC	$1,021,197.90	$1,021,197.90
LIBERTY MUTUAL FIRE INSURANCE COMPANY INVESTMENT ACCOUNT	$446,284.54	$446,284.54
LIBERTY MUTUAL INSURANCE COMPANY	$1,071,082.89	$1,071,082.89
LIGHTPOINT CLO III LTD	$149,509.06	$149,509.06
LIGHTPOINT CLO IV LTD	$373,772.65	$373,772.65
LIGHTPOINT CLO V LTD	$149,509.06	$149,509.06
LIGHTPOINT CLO VII LTD	$449,280.37	$449,280.37
LOAN FUNDING V LLC	$1,041,330.59	$1,041,330.59
LOAN FUNDING XIII LLC	$602,578.28	$602,578.28
LORD ABBETT INVESTMENT TRUST-LORD ABBETTFLOATING RATE FUND	$449,289.82	$449,289.82
MAGNOLIA FUNDING	$1,794,861.88	$1,794,861.88
MALIBU CBNA LOAN FUNDING LLC	$1,487,615.12	$1,487,615.12
MAPLEWOOD CAYMAN LTD	$1,190,092.10	$1,190,092.10
MARQUETTE US/EUROPEAN CLO PUBLIC LIMITEDCOMPANY	$149,509.06	$149,509.06
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY	$2,731,876.85	$2,731,876.85
MCDONNELL — ILLINOIS STATE BOARD OF INVESTMENT	$151,026.91	$151,026.91
MIZUHO CORPORATE BANK LIMITED	$6,247,983.52	$6,247,983.52
MJX VENTURE IV CDO LIMITED	$892,569.07	$892,569.07
MOMENTUM CAPITAL FUND LTD	$225,797.10	$225,797.10
MORGAN STANLEY SENIOR FUNDING INC	$297,523.02	$297,523.02
MOUNTAIN VIEW CLO II LTD	$185,858.21	$185,858.21
MOUNTAIN VIEW CLO III LTD	$206,842.20	$206,842.20
MUIR GROVE CLO LTD	$272,519.37	$272,519.37
NACM CLO I	$894,806.09	$894,806.09
NATIONAL CITY BANK	$6,545,506.55	$6,545,506.55
NORTH DAKOTA STATE INVESTMENT BOARD	$59,504.60	$59,504.60
OLYMPIC CLO I LTD	$762,168.56	$762,168.56
OPPENHEIMER MASTER LOAN FUND LLC	$892,569.07	$892,569.07
OWS CLO 1 LTD	$1,041,330.59	$1,041,330.59
PIONEER A/C 190 PIONEER BOND FUND VCT	$44,628.45	$44,628.45
PIONEER BOND FUND	$1,666,128.94	$1,666,128.94
PIONEER DIVERSIFIED HIGH INCOME TRUST	$297,523.02	$297,523.02
PIONEER FLOATING RATE FUND	$74,380.76	$74,380.76
PPM GRAYHAWK CLO LTD	$595,046.05	$595,046.05
PRINCIPAL LIFE INSURANCE COMPANY	$3,836,083.67	$3,836,083.67
PRISA II	$15,469,705.95	$15,469,705.95
PRUCO LIFE INSURANCE	$595,046.05	$595,046.05
PRUDENTIAL ARKANS -ARKANSAS PUBLIC EMPLOYEES RETIREMENT SYSTEM	$297,523.02	$297,523.02
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY	$1,785,138.15	$1,785,138.15
PRUDENTIAL SERIES FUND — CONSERVATIVE BALANCED PORTFOLIO	$297,523.02	$297,523.02
PRUDENTIAL SERIES FUND DIVERSIFIED BOND PORTFOLIO	$743,807.56	$743,807.56
PRUDENTIAL TRUST COMPANY COLLECTIVE TRUST — PRUDENTIAL BANK LOAN FUND	$88,655.85	$88,655.85
PRUDENTIAL-DRYDEN GLOBAL TOTAL RETURN FUND INC	$89,256.91	$89,256.91
QUALCOMM GLOBAL TRADING	$1,190,092.10	$1,190,092.10
RAYMOND JAMES BANK FSB	$8,330,644.70	$8,330,644.70
RBS CITIZENS NATIONAL ASSOCIATION	$5,950,460.50	$5,950,460.50
SAN GABRIEL CLO I LTD	$1,554,314.24	$1,554,314.24
SAPPHIRE VALLEY CDO I LTD	$892,569.07	$892,569.07
SERVES 2006-1 LTD	$298,268.69	$298,268.69
SHASTA CLO I LIMITED	$892,569.07	$892,569.07
Shenkman — CUNA Mutual Insurance Society	$297,523.02	$297,523.02
SIERRA CLO II LTD	$1,115,711.34	$1,115,711.34
SILVER CREST CBNA LOAN FUNDING LLC	$604,107.66	$604,107.66
STANFIELD ARNAGE CLO LTD	$1,416,477.36	$1,416,477.36
STANFIELD AZURE CLO LTD	$1,048,311.18	$1,048,311.18
STANFIELD BRISTOL CLO LTD	$1,572,521.92	$1,572,521.92
STANFIELD CARRERA CLO LTD	$752,081.61	$752,081.61
STANFIELD DAYTONA CLO LTD	$1,212,617.37	$1,212,617.37
STANFIELD MCLAREN CLO LTD	$1,495,347.16	$1,495,347.16
STANFIELD MODENA CLO LTD	$994,487.43	$994,487.43
STANFIELD VANTAGE CLO LTD	$844,986.04	$844,986.04
STANFIELD VEYRON CLO LTD	$724,164.50	$724,164.50
STEDMAN LOAN FUND II SUBSIDIARY HOLDING COMPANY II LLC	$669,426.81	$669,426.81
STONEY LANE FUNDING I LTD	$1,492,876.33	$1,492,876.33
SUMITOMO MITSUI BANKING CORP-NY	$22,314,226.87	$22,314,226.87
SUNTRUST BANK	$2,975,230.25	$2,975,230.25
Tavitian Foundation, Inc.	$60,105.66	$60,105.66
TCW ILLINOIS STATE BOARD OF INVESTMENT	$140,972.70	$140,972.70
TCW SENIOR SECURED FLOATING RATE LOAN FUND LP	$227,194.33	$227,194.33
TCW SENIOR SECURED LOAN FUND L P	$205,954.61	$205,954.61

	Tranche C Term	Purchased Metavante
Name of Joinder Lender	Commitment	Term Loans

TD BANKNORTH	$8,925,690.75	$8,925,690.75
TEMP11520 — FTS II F FRANKLIN FLOATING RATE II FUND	$213,923.01	$213,923.01
THE BANK OF TOKYO-MITSUBISHI UFJ LTD	$11,305,874.95	$11,305,874.95
THE HARTFORD FLOATING RATE FUND	$2,711,602.25	$2,711,602.25
TRISTATE CAPITAL BANK	$2,975,230.25	$2,975,230.25
VAN KAMPEN SENIOR INCOME TRUST	$1,196,911.07	$1,196,911.07
VAN KAMPEN SENIOR LOAN FUND	$1,498,964.91	$1,498,964.91
VEER CASH FLOW CLO LTD	$149,134.35	$149,134.35
VELOCITY CLO LTD	$193,044.42	$193,044.42
VENTURE II CDO 2002 LIMITED	$595,046.05	$595,046.05
VENTURE III CDO LTD	$595,046.05	$595,046.05
VENTURE IX CDO LIMITED	$1,040,957.75	$1,040,957.75
VENTURE V CDO LTD	$743,807.56	$743,807.56
VENTURE VI CDO LTD	$293,015.10	$293,015.10
VENTURE VII CDO LIMITED	$1,338,853.61	$1,338,853.61
VENTURE VIII CDO LIMITED	$1,338,853.61	$1,338,853.61
VINACASA CLO LTD	$669,426.81	$669,426.81
VISTA LEVERAGED INCOME FUND	$595,046.05	$595,046.05
VITESSE CLO LTD	$398,029.73	$398,029.73
WEST BEND MUTUAL INSURANCE COMPANY	$111,648.65	$111,648.65
WHITNEY CLO I LTD	$373,398.88	$373,398.88
WOODLANDS COMMERCIAL BANK	$2,792,428.15	$2,792,428.15
XELO VII LIMITED	$668,817.74	$668,817.74
XL RE EUROPE LIMITED	$595,046.05	$595,046.05
TOTAL:	$500,000,000.00	$500,000,000.00

ANNEX A TO
DEBT EXCHANGE AND JOINDER AGREEMENT
Definition of “Material Adverse Effect” in Metavante Merger Agreement
     “Material Adverse Effect” means, with respect to FNIS, Metavante Holdings or the Surviving Company, as the case may be, a material adverse effect on (A) the business, assets, properties, results of operations or condition (financial or otherwise) of such party and its Subsidiaries taken as a whole (provided, however, that, with respect to this clause (A), Material Adverse Effect shall not be deemed to include effects to the extent resulting from (1) changes, after the date hereof, in GAAP (or any interpretation thereof) generally applicable to companies engaged in the industries in which Metavante Holdings and FNIS operate, (2) changes, after the date hereof, in Laws of general applicability or interpretations or enforcement thereof by any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, or applicable self-regulatory organization, (3) actions or omissions of FNIS or FNIS Merger Sub, on the one hand, or Metavante Holdings, on the other hand, taken with the prior written consent of the other or expressly required hereunder, including the impact thereof on relationships (contractual or otherwise) with customers, suppliers, vendors, lenders, employees, investors or venture partners, (4) changes, after the date hereof, in general economic or market conditions (including conditions of the securities and credit markets) generally affecting companies engaged in the industries in which Metavante Holdings and FNIS operate, except to the extent that such changes have a disproportionate adverse effect on such party relative to other participants in the same industries, (5) the execution or public disclosure of the Metavante Merger Agreement or the transactions contemplated thereby, including the directly attributable impact thereof on relationships (contractual or otherwise) with customers, suppliers, vendors, lenders, employees, investors or venture partners, (6) acts of war, armed hostilities or terrorism or any escalation or worsening thereof, except to the extent that such events have a disproportionate adverse effect on such party relative to other participants in the industries in which Metavante Holdings and FNIS operate, (7) changes in the price or trading volume of the stock of Metavante Holdings or FNIS, as applicable, in and of itself (provided that events, circumstances and conditions underlying any such change may nonetheless be considered in determining whether a Material Adverse Effect has occurred), or (8) any failure by Metavante Holdings or FNIS, as applicable, to meet any projections or forecasts for any period ending (or for which revenues or earnings are released) on or after the date hereof (provided that events, circumstances and conditions underlying any such failure may nonetheless be considered in determining whether a Material Adverse Effect has occurred), or (B) the ability of such party to timely consummate the transactions contemplated by the Metavante Merger Agreement.